Filed pursuant to Rule 497

File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated February 1, 2017

to

Prospectus dated January 25, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated January 25, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 42 of the Prospectus, as amended by this supplement, before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On January 31, 2017, we increased the public offering price of our Class T common stock from $11.50 per share to $11.55 per share. This increase in the public offering price was effective as of our February 1, 2017 weekly closing and first applied to subscriptions received from January 25, 2017 through January 31, 2017. In accordance with our previously disclosed share pricing policy, the new net offering price per share of our Class T common stock is not more than 2.5% greater than the net asset value per share of our Class T common stock as of January 31, 2017.

Waiver of a Portion of the Base Management Fee

Pursuant to the investment advisory and administrative services agreement, we have agreed to pay FSIC IV Advisor a base management fee of 2.0% of the average weekly value of our gross assets, payable on a quarterly basis in arrears, as well as incentive fees based on the performance of our portfolio. FSIC IV Advisor has agreed, effective February 1, 2017, to permanently waive a portion of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses” by replacing such section in its entirety with the following:

FEES AND EXPENSES

The following table is intended to assist stockholders in understanding the costs and expenses that a stockholder in this offering will bear directly or indirectly by investing in Class T shares. We caution stockholders that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation IV,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (fees paid directly from your investment)
Maximum sales load imposed on purchases(1)	4.25%
Annual operating expenses (as a percentage of average net assets attributable to shares)(2)
Base management fee(3)	3.00%
Incentive fees payable under our investment advisory and administrative services agreement(4)	See Note 5
Interest payments on borrowed funds(5)	1.50%
Distribution fee(6)	1.00%
Other expenses(7)	2.16%

Total annual expenses	7.66%
Fee waiver(8)	(0.38)%
Total annual expenses (after fee waiver)	7.28%

(1)	“Sales load” includes upfront selling commissions and dealer manager fees and is presented as a percentage of gross offering proceeds.

(2)	Amount assumes that we sell $500.0 million worth of Class T shares during the twelve months following September 30, 2016. The table also assumes that our net offering proceeds from such sales equal approximately $478.8 million, resulting in estimated net assets of approximately $591.3 million, and average net assets of approximately $351.9 million, based on our net assets of approximately $112.5 million as of September 30, 2016, and that we borrow funds equal to 50% of our average net assets during such period, or approximately $176.0 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $500.0 million worth of Class T shares during the twelve months following September 30, 2016.

(3)	Our base management fee under the investment advisory and administrative services agreement is payable quarterly in arrears and is calculated at an annual rate of 2.0%, subject to a fee waiver of 25 basis points, of our average weekly value of our gross assets during such period, which are assumed to equal 150% of our average net assets as described in Note (2) above, and assumes that the fee waiver is in effect during such period. The figure in the table is calculated on the basis of our assumed average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC IV Advisor—Advisory Fees.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our average weekly value of our gross assets.

(4)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FSIC IV Advisor in the twelve months following September 30, 2016. However, the incentive fee payable to FSIC IV Advisor is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee consists of two parts. The first part of the incentive fee, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of shares of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, is calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. This table assumes no incentive fee on capital gains during the twelve months following September 30, 2016. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC IV Advisor—Advisory Fees” for a full explanation of how both parts of the incentive fee are calculated.

(5)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our stockholders. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the twelve months following September 30, 2016 depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions. Because the base management fee will be based on the average weekly value of our gross assets, our use of leverage will increase the base management fee paid to FSIC IV Advisor.

(6)	Percentage reflects an annual distribution fee of 1.00% of the estimated value of such shares, as determined in accordance with applicable FINRA rules. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee will compensate our affiliated dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee is payable by us with respect to our Class T shares. See “Plan of Distribution” for a more complete description of the compensation paid to the dealer manager and others affiliated with the sale of shares.

(7)

Other expenses primarily include accounting, legal and auditing fees, organization and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FSIC IV Advisor. Amount also reflects estimated offering costs to be incurred by us of up to approximately $3.8 million if we raise $500.0 million in gross proceeds. We defer and amortize such costs as an expense over twelve months as we raise proceeds from the continuous public offering. Under the terms of the investment advisory and administrative services agreement, FSIC IV Advisor is entitled to receive up to 0.75% of gross proceeds raised in our continuous public offering until all organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) have been recovered. The organization and offering expense reimbursement consists of costs incurred by FSIC IV Advisor and its affiliates on our behalf for legal, accounting, printing and other offering costs, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC IV Advisor’s employees, employees of its affiliates and others while engaged in registering and marketing our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by FSIC IV Advisor. FSIC IV Advisor will be responsible for the payment of our cumulative organization and offering costs to the extent they exceed 0.75% of the aggregate proceeds from this offering, without recourse against or reimbursement by us. The amount presented in the table reflects estimated amounts we expect to expense during the twelve months following September 30, 2016, assuming we raise approximately $500.0 million during such time.

(8)	Effective February 1, 2017, FSIC IV Advisor has agreed to permanently waive a portion of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets.

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Class T shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the percentage levels set forth in the table above (including the applicable fee waiver), except that the investment would reach the applicable sales charge cap within three years and therefore the distribution fee will terminate within three years from the date of purchase. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers.”

You would pay the following expenses on a $1,000 investment in Class T shares, assuming a 5.0% annual return:

	1 Year	3 Years	5 Years	10 Years
Assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains)(1)	$111	$245	$355	$620
Assuming a 5.0% annual return resulting from net realized capital gains(2)	$121	$269	$392	$677

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on any cumulative basis in any of the indicated time periods.

(2)	Assumes no unrealized capital depreciation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our stockholders, would be higher. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by replacing the eighth paragraph of the risk factor entitled “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.” in its entirety with the following:

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after July 19, 2017. Cheltenham

Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS prior to July 19, 2017. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2017. Such monthly payments will equal the product of (x) 85%, multiplied by (y) the maximum notional amount of the TRS, multiplied by (z) 1.60% or 1.50% per annum, as applicable. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangement” by replacing footnote 1 to the first table thereof in its entirety with the following:

The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to July 19, 2017, or by Citibank on or after July 19, 2017, in each case, in whole or in part, upon prior written notice to the other party.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the second sentence of the first paragraph thereof in its entirety with the following:

The TRS has subsequently been amended four times resulting in the maximum aggregate notional amount of the portfolio of loans subject to the TRS being increased from $20,000 originally to $175,000 effective as of January 19, 2017.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the first sentence of the fifth paragraph thereof in its entirety with the following:

Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $175,000.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the tenth paragraph thereof in its entirety with the following:

Citibank may terminate the TRS on or after July 19, 2017 (unless certain specified events permit Citibank to terminate the TRS on an earlier date). Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS prior to July 19, 2017. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments based on the minimum utilization amount, which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2017. Such monthly payments will equal the present value of the product of (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175,000), multiplied by (z) 1.60% or 1.50% per annum, as applicable. If the TRS had been terminated as of September 30, 2016, Cheltenham Funding would have been required to pay an early termination fee of $376. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph thereof with the following (dollar amounts below are in thousands):

Pursuant to the terms of the TRS between Cheltenham Funding and Citibank, Cheltenham Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.60% or $1.50% per annum, as applicable, on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $175,000.